UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

Semper Paratus Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41002	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Third Avenue, 38th Floor

New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(646) 807-8832

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	LGSTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the Units	LGSTU	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	LGSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

As previously disclosed on Current Report on Form 8-K filed on May 9, 2023, on May 4, 2023, Semper Paratus Acquisition Corporation, a Cayman Island exempted company (the “Company”), entered into a Purchase Agreement (the “Agreement”) with Semper Paratus Sponsor LLC, a Delaware limited liability company (the “Original Sponsor”), and SSVK Associates, LLC, a Delaware limited liability company (the “New Sponsor”), pursuant to which the New Sponsor agreed to purchase from the Original Sponsor 7,988,889 Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and 1,000,000 private placement units, each consisting of one Class A Ordinary Share and one-half of one redeemable warrant that is exercisable for one Class A Ordinary Share (the “Private Placement Units” and together with the Class A Ordinary Shares, the “SPAC Securities”), for an aggregate purchase price of $1.00 payable at the time the Company effects a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (the “Initial Business Combination”) and agreed to assume the responsibilities and obligations of the Original Sponsor related to the Company.

On June 7, 2023 (the “Effective Date”), the parties to the Agreement closed the transactions contemplated thereby. As a result, and as disclosed in Item 5.02, the New Sponsor replaced the Company’s current directors and officers with directors and officers of the Company selected in the New Sponsor’s sole discretion.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

SECTION 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 1.01 are incorporated by reference into this Item 5.02.

Change in Company Officers and Directors

On the Effective Date, in connection with the Agreement, (i) Richard N. Peretz, Hooman Yazhari, Paul P. Jebely, Brad Stewart, and Parizad Olver Parchi (the “Resigning Directors”) tendered their resignations as members of the board of directors of the Company (the “Board”), and Richard N. Peretz, Hooman Yazhari, Ben Baldanza, and Jeff Rogers resigned as officers of the Company, and (ii) Michael Peterson, Donald Fell, Avinaesh Wadhwani, Scott Sussman, and Surendra Ajjarapu were appointed as members of the Board (each, a “New Director”), and Surendra Ajjarapu and Francis Knuettel II were appointed as the Company’s Chief Executive Officer and Chairman and Chief Financial Officer, respectively (each, a “New Officer”). There was no known disagreement with any of the Resigning Directors on any matter relating to the Company’s operations, policies or practices.

The following sets forth certain information concerning each New Director and New Officer’s past employment history, directorships held in public companies, if any, and, for directors, their qualifications for service on the Board.

The Board is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors initially appointed as Class I and Class II directors prior to our first annual meeting of shareholders) serving a three-year term. The Company’s officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office.

Surendra Ajjarapu

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary of Trxade Group, Inc., a Nevada corporation (predecessor of Trxade Health, Inc. (NASDAQ:MEDS)) (“Trxade Nevada”) since January 8, 2014, and as the Chairman of the board of directors, Chief Executive Officer and Secretary of Trxade Nevada since its inception. Since March 2021, Mr. Ajjarapu has served on the board of directors of Oceantech Acquisition I Corp, a special purpose acquisition company (NASDAQ: OTEC) (“OTEC”). Mr. Ajjarapu currently serves as a director of Ocean Biomedical Inc. (NASDAQ: OCEA) (f.k.a. Aesther Healthcare Acquisition Corp.) (“OCEA”) (since February 2023) and as Chairman of the board of directors of Kernel Group Holdings, Inc., a special purpose acquisition company (NASDAQ: KRNL) (“KRNL”) (since December 2022). Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a California-based global advanced biofuels and renewable commodity chemicals company (NASDAQ:AMTX) (“AMTX”), and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of AMTX, from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University in Brookings, South Dakota and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.

Francis Knuettel II

Mr. Knuettel has over 25 years of management experience in venture and private equity-backed public companies and has advised public and private companies on financial management and controls, mergers and acquisitions, capital markets transactions and operating and financial restructurings. Mr. Knuettel currently serves as Chief Financial Officer of OTEC (since March 2023). Previously, Mr. Knuettel served as the Chief Executive Officer and director of Unrivaled Brands (OTCQX:UNRV) (f/k/a Terra Tech Corp. (OTCQX:TRTC)), a vertically integrated company focused on the cannabis sector with operations in California and Nevada, from December 2020 to April 2022. Mr. Knuettel was formerly Director of Capital and Advisory at Viridian Capital Advisors, a position he held from June 2020 to January 2021, following the sale but prior to the close of the acquisition of One Cannabis Group, Inc. (“OCG”) by an OTCQX listed company. At OCG, Mr. Knuettel served from June 2019 to January 2021 as Chief Financial Officer of the company, a leading cannabis dispensary franchisor, with over thirty cannabis dispensaries across seven states. Prior to joining OCG, Mr. Knuettel was Chief Financial Officer at MJardin Group, Inc. (August 2018 to January 2019), a Denver-based cannabis cultivation and dispensary management company, where he led the company’s IPO on the Canadian Securities Exchange. Following the IPO, Mr. Knuettel managed the merger with GrowForce, a Toronto-based cannabis cultivator, after which he moved to the Chief Strategy Role (January 2019 to June 2019). In his role as CSO, he managed the acquisition of several private companies before recommending and executing the consolidation of management and other operations to Toronto and the closure of the executive office in Denver. From April to August 2018, Mr. Knuettel served as Chief Financial Officer of Aqua Metals, Inc. (NASDAQ:AQMS), an advanced materials firm that developed technology in battery recycling. Prior to that, from April 2014 to April, 2018, Mr. Knuettel served as Chief Financial Officer at Marathon Patent Group, Inc. (NASDAQ:MARA), a patent enforcement and licensing company. Before that, Mr. Knuettel held numerous CFO and CEO positions at early-stage companies where he had significant experience both building and restructuring businesses. Mr. Knuettel also holds numerous board positions, at both public and private companies, including 180 Life Sciences (NASDAQ:ATNF) (July 2021 to present), ECOM Medical, Murphy Canyon Acquisition Corp. (NASDAQ:MURF) (February 2022 to present) and Relativity Acquisition Corp. (RACY) (February 2022 to present). Mr. Knuettel graduated cum laude from Tufts University with a B.A. degree in Economics and from The Wharton School at the University of Pennsylvania with an M.B.A. in Finance and Entrepreneurial Management.

Michael Peterson

Mr. Peterson commenced serving as an independent director of OTEC in March 2023 and began serving as an independent director of KRNL in December 2022. Mr. Peterson has been serving as President, Chief Executive Officer and as a member of the board of directors of Lafayette Energy Corp. since April 2022. Beginning in September 2021, Mr. Peterson served as a member of the board of directors, audit committee (Chair), compensation committee and nominating and corporate governance committee of Aesther Healthcare Acquisition Corp., a special purpose acquisition company that consummated a business combination in February 2023. Mr. Peterson is currently serving as an independent director of OCEA. Mr. Peterson has served as the president of Nevo Motors, Inc. since December 2020, which was established to commercialize a range extender generator technology for the heavy-duty electric vehicle market but is currently non-operational. Since May 2022, Mr. Peterson has served as a member of the board of directors and as the chairperson of the audit committee of Trio Petroleum Corp., an oil and gas exploration and development company which is in the process of going public, since February 2021. Mr. Peterson has served on the board of directors and as the chairman of the audit committee of Indonesia Energy Corporation Limited (NYSE American: INDO). Mr. Peterson previously served as the president of the Taipei Taiwan Mission of The Church of Jesus Christ of Latter-day Saints, in Taipei, Taiwan from June 2018 to June 2021. Mr. Peterson served as an independent member of the board of directors of Trxade Nevada (formerly Trxade Group, Inc.) from August 2016 to May 2021. Mr. Peterson served as the Chief Executive Officer of PEDEVCO Corp. (NYSE American: PED) (“PED”), a public company engaged primarily in the acquisition, exploration, development and production of oil and natural gas shale plays in the US, from May 2016 to May 2018. Mr. Peterson served as Chief Financial Officer of PED between July 2012 and May 2016, and as Executive Vice President of PED’s predecessor from July 2012 to October 2014, and as PED’s President from October 2014 to May 2018. Mr. Peterson joined PED’s predecessor as its Executive Vice President in September 2011, assumed the additional office of Chief Financial Officer in June 2012, and served as a member of its board of directors from July 2012 to September 2013. Mr. Peterson formerly served as Interim President and CEO (from June 2009 to December 2011) and as director (from May 2008 to December 2011) of PED’s predecessor, as a director (from May 2006 to July 2012) of AMTX, and as Chairman and Chief Executive Officer of Nevo Energy, Inc. (NEVE) (formerly Solargen Energy, Inc.), a Cupertino, California-based developer of utility-scale solar farms which he helped form in December 2008 (from December 2008 to July 2012). From 2005 to 2006, Mr. Peterson served as a managing partner of American Institutional Partners, a venture investment fund based in Salt Lake City. From 2000 to 2004, he served as a First Vice President at Merrill Lynch, where he helped establish a new private client services division to work exclusively with high-net-worth investors. From September 1989 to January 2000, Mr. Peterson was employed by Goldman Sachs & Co. in a variety of positions and roles, including as a Vice President. Mr. Peterson received his MBA at the Marriott School of Management and a BS in statistics/computer science from Brigham Young University.

Donald Fell

Mr. Donald G. Fell, brings along a wealth of experience in the field of economics and business to the Company. Mr. Fell commenced serving as an independent director of OTEC in March 2023. Mr. Fell has served as an independent director of KRNL since December 2022 and Trxade Health, Inc. since January 2014, as well as a director of Trxade Nevada since December 2013. Mr. Fell also served as a director of OCEA from 2021 to February 2023. He is presently Professor and Institute Director for the Davis, California-based Foundation for Teaching Economics and adjunct professor of economics for the University of Colorado, Colorado Springs. Mr. Fell held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education and Senior Fellow of the Public Policy Institute from 1995 to 2012. Mr. Fell was also a visiting professor at the University of LaRochelle, France, and an adjunct professor of economics at both Illinois State University and The Ohio State University. Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and is all but dissertation (ABD) in economics from Illinois State University. Through his work with the Foundation for Teaching Economics and the University of Colorado, Colorado Springs he has overseen graduate institutes on economic policy and environmental economics in 44 states, throughout Canada, the Islands and Eastern Europe.

Avinash Wadhwani

Mr. Wadhwani is currently the Executive Vice President and Strategic Advisor of TransForm Solution Inc., a business process outsourcing company with a specialization in analytics, digital interventions, and operations management, a role he has served in since May 2023. From April 2009 to April 2020, Mr. Wadhwani held positions at Cognizant Technology Solutions (“Cognizant”), a multinational information technology services and consulting company, ending his tenure at Cognizant as Associate Director, Capital Markets & Investment Banking. Mr. Wadhwani served as Senior Manager, Business Development – Banking & Capital Markets at Headstrong (now Genpact (NYSE: G)) from 2003 to 2005 and as Assistant Vice President at Polaris Software Services from 1999 to 2002. In India, Mr. Washwani served as the Head of Institutional Equity Sales at Daewoo Finance (India) Ltd. from 1994 to 1999 and in product marketing and sales at Tata Consultancy Services from 1991 to 1994. Throughout his career, Mr. Wadhwani has negotiated and closed multi-year, multi-million dollar global technology service deals across the financial services, retail and media & entertainment industries. He is the co-founder of a SaaS based blockchain startup, Blocura, Inc. which he was instrumental in conceptualizing, architecting and building from the ground up (founded in May 2020). Mr. Washwani brings hands on experience working at startups, growth stage organizations, and Fortune 500 companies. He is also on the board of a U.S. based nonprofit, Quench & Nourish, which was established to address global hunger and poverty in economically disadvantaged populations. Mr. Wadhwani earned a Computer Science and a Masters in Marketing degree both from the University of Mumbai. He also holds an MBA (Executive) from the Columbia Business School in New York City.

Scott Sussman

Scott Sussman, CPA, is currently a Principal at Karpas Advisors, which provides fractional financial and accounting advisory services. Prior to Karpas, Mr. Sussman was the Chief Financial Officer of Lugano Diamonds & Jewelry, Inc., from February 2016 through April 2022. He helped drive significant revenue growth and margin improvement at Lugano, leading to the successful sale of Lugano to a private equity firm at a value of $250 million. As part of his work at Karpas, from March 2014 through September 2017, Mr. Sussman was the Controller for Marathon Patent Group (NASDAQ:MARA), where he was responsible for managing all of Marathon’s accounting as well as preparation of the financial statements for the company’s SEC filings. From May 2013 through September 2017, Mr. Sussman was active as a Principal of Karpas Advisors (including his work for Marathon as set forth above). Mr. Sussman has a Bachelor of Science in Accounting from Miami University of Oxford, Ohio and an MBA with a concentration in Finance from Southern Methodist University – Cox School of Business.

Committee Appointments

The Company already has an audit committee and compensation committee. As a result of recent departures from the board and the new appointments, the committees of the board of directors currently consists of the following members:

Audit Committee:

●	Scott Sussman in his capacity as Chairman;

●	Michael Peterson in his capacity as a member; and

●	Avinash Wadhwani in his capacity as a member.

Compensation Committee:

●	Donald Fell in his capacity as Chairman;

●	Michael Peterson in his capacity as a member; and

●	Avinash Wadhwani in his capacity as a member.

Nasdaq listing standards require that a majority of the Company’s Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Michael Peterson, Donald Fell, Avinaesh Wadhwaavi, and Scott Sussman are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Purchase Agreement, dated May 4, 2023 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 9, 2023)
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPER PARATUS ACQUISITION CORP.

Date: June 7, 2023	By:	/s/ Surendra Ajjarapu
Name: Surendra Ajjarapu
Title: Chief Executive Officer